SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2006 (June 30, 2006)

AXIS CAPITAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

106 Pitts Bay Road
Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02             Results of Operations and Financial Condition.

On August 7th, 2006, AXIS Capital Holdings Limited, a Bermuda company (the “Company”), issued the press release attached hereto regarding the Company’s results of operations and financial condition as of and for the quarter and six months ended June 30, 2006.

Item 9.01.              Financial Statements and Exhibits

(e)                           Exhibits

99.1	Press Release dated August 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2006

Dated: August 10, 2006	AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Richard T. Gieryn Jr.
Richard T. Gieryn Jr.
General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press Release dated August 7, 2006.